UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2019 (May 16, 2019)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 13, 2019, the Board of Directors (the “Board”) of NN, Inc. (the “Company”) adopted and approved the Company’s 2019 Omnibus Incentive Plan (the “Plan”), subject to stockholder approval. The Plan was submitted to the Company’s stockholders at the annual meeting of stockholders held on May 16, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Plan, and it became effective as of that date. The results of the stockholder vote on the Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the material terms of the Plan is set forth under the caption “Proposal IV: Approval of the 2019 Omnibus Incentive Plan—Summary of the Plan” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 8, 2019, and is incorporated herein by reference. The description of the Plan therein is a summary and is qualified in its entirety by the full text of the Plan, a copy of which is incorporated by reference to Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 25, 2019, the Board adopted and approved, subject to stockholder approval: (i) an amendment to the Company’s Restated Certificate of Incorporation to eliminate the classification of the Board over a two-year period so that beginning at the 2021 annual meeting of stockholders all directors will be elected for one-year terms (the “Declassification Amendment”); and (ii) an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, $.01 par value per share, from 45,000,000 to 90,000,000 (the “Share Increase Amendment”). The Declassification Amendment and the Share Increase Amendment were submitted to and approved by the Company’s stockholders at the Annual Meeting. The results of the respective stockholder votes on the Declassification Amendment and Share Increase Amendment are set forth below under Item 5.07 of this Current Report on Form 8-K. Consistent therewith, on May 16, 2019, the Company filed with the Secretary of State of the State of Delaware: (i) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to effectuate the Declassification Amendment (the “Certificate of Amendment–Declassification”); and (ii) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to effectuate the Share Increase Amendment (the “Certificate of Amendment–Share Increase”). The Board also previously adopted and approved an amendment with conforming changes to the Company’s Amended and Restated Bylaws to fully implement the Declassification Amendment, which became effective upon the filing of the Certificate of Amendment–Declassification (the “Bylaws Amendment”).

The foregoing general descriptions of the Certificate of Amendment–Declassification, the Certificate of Amendment–Share Increase and the Bylaws Amendment are qualified in their entirety by reference to the full text of the Certificate of Amendment–Declassification, the Certificate of Amendment–Share Increase and the Bylaws Amendment, copies of which are filed as Exhibit 3.1, Exhibit 3.2 and Exhibit 3.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

As of March 19, 2019, the record date for the Annual Meeting, a total of 42,366,961 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:

(1)	To elect two Class III directors to serve for a term of one year if the Declassification Amendment is approved, or for a term of three years if the Declassification Amendment is not approved;

(2)	To approve the Declassification Amendment;

(3)	To approve the Share Increase Amendment;

(4)	To approve the 2019 Plan;

(5)	To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and

(6)	To cast an advisory vote to ratify the selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2019.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Two Class III directors were elected to serve for a term of one year. The results of the election were as follows:

Name	For	Against	Withheld	Broker Non-Votes
David K. Floyd	33,560,355	0	1,046,539	3,834,983
Janice E. Stipp	34,123,402	0	483,492	3,834,983

Proposal 2

The Declassification Amendment was approved. The aggregate votes cast for or against, as well as abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
34,069,715	220,683	17,722	3,834,983

Proposal 3

The Authorized Share Amendment was approved. The aggregate votes cast for or against, as well as abstentions, were as follows:

For	Against	Abstentions
33,605,018	4,482,387	55,698

Proposal 4

The 2019 Plan was approved. The aggregate votes cast for or against, as well as abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
31,214,771	2,958,027	135,322	3,834,983

Proposal 5

The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
28,959,854	4,926,664	421,602	3,834,983

Proposal 6

The Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2019 was ratified. The results of the vote were as follows:

For	Against	Abstentions
37,876,761	253,905	12,437

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Restated Certificate of Incorporation of NN, Inc. (Declassification)

3.2	Certificate of Amendment to Restated Certificate of Incorporation of NN, Inc. (Share Increase)

3.3	Amendment to Amended and Restated Bylaws of NN, Inc.

10.1	NN, Inc. 2019 Omnibus Incentive Plan (incorporated by reference to Appendix C to NN, Inc.’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel